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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-1)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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      Delaware                  333-117349                   01-0791848
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


  390 Greenwich Street
   New York, New York                                           10013
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01          Acquisition or Disposition of Assets
                   ------------------------------------

Description of the Certificates and the Mortgage Pool

         On March 31, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer and trust administrator ("CitiMortgage"), Citibank, N.A. as paying agent, certificate registrar and authenticating agent ("Citibank") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twenty-seven classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1A Certificates," the "Class I-A1B Certificates," the "Class I-B1 Certificates," the "Class I-B2 Certificates," the "Class I-B3 Certificates," the "Class I-B4 Certificates," the "Class I-B5 Certificates," the "Class I-B6 Certificates," the "Class I-R Certificates," the "Class II-A1A Certificates," the "Class II-A1B Certificates," the "Class II-A2A Certificates," the "Class II-A2B Certificates," the "Class II-B1 Certificates," the "Class II-B2 Certificates," the "Class II-B3 Certificates," the "Class II-B4 Certificates," the "Class II-B5 Certificates," the "Class II-B6 Certificates," the "Class II-R Certificates," the "Class III-A1 Certificates," the "Class III-A2 Certificates," the "Class III-PO Certificates," the "Class III-XS Certificates," the "Class III-B1 Certificates," the "Class III-B2 Certificates" and the "Class III-R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $348,975,466 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 30, 2005 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated March 30, 2005, between the Depositor and the Representative and also

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pursuant to a Certificate Purchase Agreement, dated March 30, 2005, between the
Depositor and the Representative.

         The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:


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                    Initial Certificate
    Class          Principal Balance (1)     Pass-through Rate
--------------------------------------------------------------
I-A1A              $        74,845,000         Variable(2)
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I-A1B              $         6,340,000         Variable(2)
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I-B1               $         3,082,000         Variable(2)
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I-B2               $         1,145,000         Variable(2)
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I-B3               $           792,000         Variable(2)
--------------------------------------------------------------
I-B4               $           793,000             (3)
--------------------------------------------------------------
I-B5               $           616,000             (3)
--------------------------------------------------------------
I-B6               $           440,876             (3)
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I-R                $               100         Variable(2)
--------------------------------------------------------------
II-A1A             $        88,007,000         Variable(2)
--------------------------------------------------------------
II-A1B             $         4,645,000         Variable(2)
--------------------------------------------------------------
II-A2A             $        66,749,000         Variable(2)
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II-A2B             $         3,523,000         Variable(2)
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II-B1              $         3,697,000         Variable(2)
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II-B2              $         1,805,000         Variable(2)
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II-B3              $         1,204,000         Variable(2)
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II-B4              $           946,000             (3)
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II-B5              $           859,000             (3)
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II-B6              $           516,644             (3)
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II-R               $               100         Variable(2)
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III-A1             $        68,774,000            6.500%
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III-A2             $        17,930,000            7.500%
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III-PO             $           707,943             (2)
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III-XS             $                (3)           7.500%
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III-B1             $           445,000         Variable(2)
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III-B2             $         1,112,703             (3)
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III-R              $               100         Variable(2)
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         (1)      Approximate.
         (2)      Calculated as described in the prospectus supplement.
         (3)      Calculated as described in the private placement memorandum.


         The Certificates, other than the I-B4, I-B5, I-B6, II-B4, II-B5, II-B6 and III-B2 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 3, 2005, and the Prospectus Supplement, dated March 30, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-B4, I-B5, I-B6,

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II-B4, II-B5, II-B6 and III-B2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits
                   ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits




Exhibit No.               Description
-----------               -----------

4.1 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2005-1 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   April 26, 2005


                                             CITIGROUP MORTGAGE LOAN TRUST INC.

                                             By: /s/ Peter D. Steinmetz
                                                --------------------------
                                             Name:  Peter D. Steinmetz
                                             Title: Vice President

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                                Index to Exhibits
                                -----------------


                                                                  Sequentially
Exhibit No.                    Description                        Numbered Page
-----------                    -----------                        -------------

    4.1         Pooling and Servicing Agreement, dated as of           7
                March 1, 2005, by and among Citigroup
                Mortgage Loan Trust Inc. as Depositor,
                CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National
                Association as Trustee, relating to the
                Series 2005-1 Certificates.

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                                   Exhibit 4.1